B2B Overview August 2024

Safe harbor disclaimer Forward-looking statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements that describe Expedia Group management's projections, beliefs, intentions or goals. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Expedia Group. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2023, Part I, ITEM 1A, “Risk Factors.” The forward-looking statements included in this presentation are made only as of the date hereof and Expedia Group undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry / market data Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Trademarks & logos Trademarks and logos are the property of their respective owners. © 2024 Expedia, Inc. All rights reserved. 2

Expedia Group is a global leader in online travel and technology

Consumer travel brands

Expedia | Hotels.com | Vrbo

Orbitz | wotif | travelocity | ebookers | hotwire

B2B business powering partners

American Express Global Business Travel | Delta | Trip.com | RBC | Walmart+

Media and advertising solutions

AI/ML driven technology platform

advanced planning, shopping & booking capabilities

testing at scale | attach and cross-sell shopping | personalization | fintech capabilities | powerful rewards | multi-channel servicing

Unmatched breadth & depth of travel supply

- 550k+ hotels
- 3M vacation rentals
- 500+ airlines
- 120+ car rentals
- 30+ cruise lines
- 220k+ tours and activities
- promotional rates (package/member)

We enable the complete travel journey across planning, shopping, booking and service

Source: Expedia Group internal data for Q2 2024.

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100 million+ Room Nights $25 billion Gross Bookings 60 thousand+ Partners We have a massive, industry-leading B2B business 4 Source: Expedia Group internal data for full year 2023

We’ve grown our B2B business rapidly over the last few years Gross Bookings 12% 24% Note: B2B gross bookings, room nights, revenue, and Adjusted EBITDA metrics above exclude Egencia, which was divested in 2021. 1 Non-GAAP measure. See slide 15 for non-GAAP to GAAP reconciliation. % of EG Total: 5 2018 2023 +16% CAGR $25B Room Nights 16% 30% 2018 2023 +14% CAGR 106M % of EG Total: Revenue 14% 26% 2018 2023 +16% CAGR $3.4B % of EG Total: Adjusted EBITDA1 12% 30% 2018 2023 +28% CAGR $798M % of EG Total:

B2B is incremental demand

DIFFERENT
USE CASES

30%+

of B2B bookings come from partner loyalty programs (e.g., credit cards & airlines)

DIFFERENT
GEOGRAPHIES

60%+

of B2B bookings are outside of US[1]

DIFFERENT
TRAVEL OCCASIONS

~15%

of B2B bookings from corporate travel

Expedia Group internal data for full year 2023. [1] Based on point of sale of partner headquarters

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$0.4T $1.2T $1.4T Large white space exists for further growth Source: Euromonitor 2025 travel market estimates. Bloomberg EXPE/BKNG/ABNB FY25 consensus gross bookings estimates. Expedia B2B today represents only 3% of our SAM Serviceable Addressable Market (SAM) 7 Direct Suppliers EXPE/BKNG/ABNB Global Travel Industry $3 Trillion

Key differentiators and competitive moats for our B2B business 8 Strong hotel supply with competitive rates, margins, and excellent content Best in class distribution products and technology 01 02 Large, growing and diversified partner base Experienced and dedicated technology and commercial teams 03 04

Our B2C and B2B scale re-enforces our strong hotel supply 9 01 Better Supply Incremental B2B demand B2C Scale

We have three major travel distribution products API technology for partners to integrate supply and content into their own travel experiences End-to-end technology solution including supply, site experience, booking engine and servicing. May include custom loyalty integration Easy-to-use turnkey tool purpose built for travel agents 10 02 Rapid Hotel API White Label Template Travel Agent Affiliate Program

We have a large, growing and diversified 60k+ partner base Financial institutions Online travel agencies Offline travel agents Airlines Retailers Travel Management Companies Travelers … and more 03 11

We are the leader in B2B and have scaled rapidly over the last few years B2B is incremental and synergistic to our B2C business, with whitespace to grow further Our B2B business is differentiated and diversified across geographies and partner types We expect B2B growth to decelerate as global growth normalizes, but still hit double digits We’ll continue to invest in supply, technology, partnerships and our team to fuel our growth Key Messages S U M M A R Y 12

T H A N K Y O U

Non-GAAP Definitions Adjusted EBITDA is defined as net income (loss) attributable to Expedia Group adjusted for: (1) net income (loss) attributable to non-controlling interests; (2) provision for income taxes; (3) total other expenses, net; (4) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (5) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (6) certain other items, including restructuring; (7) items included in legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings; (8) that portion of gains (losses) on revenue hedging activities that are included in other, net that relate to revenue recognized in the period; and (9) depreciation. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced. Adjusted EBITDA for our B2B segment includes allocations of certain expenses, primarily cost of revenue and facilities, the total costs of our global travel supply organizations, the majority of platform and marketplace technology costs, and the realized foreign currency gains or losses related to the forward contracts hedging a component of our net merchant lodging revenue. We base the allocations primarily on transaction volumes and other usage metrics. We do not allocate certain shared expenses such as accounting, human resources, certain information technology and legal to our reportable segments. We include these expenses in Corporate and Eliminations. Our allocation methodology is periodically evaluated and may change. 14

Non-GAAP / GAAP Reconciliation: Adjusted EBITDA Note: Expedia Group does not calculate or report net income (loss) by segment. 15 Consolidated (in millions) 2023 Net income attributable to Expedia Group Inc. 797 Net income (loss) attributable to non-controlling interests (109) Provision for income taxes 330 Total other (income) expense net 15 Operating income 1,033 Gain (loss) on revenue hedges related to revenue recognized (7) Legal reserves occupancy tax and other 8 Stock-based compensation 413 Depreciation and amortization 807 Impairment of goodwill 297 Intangible and other long-term asset impairment 129 Adjusted EBITDA 2,680 B2B Segment (in millions) 2023 Operating income (loss) 681 Realized gain (loss) on revenue hedges 4 Depreciation 113 Adjusted EBITDA 798